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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement Nos. 333-29719 and 333-33399 of General Instrument Corporation (formerly NextLevel Systems, Inc.) on Forms S-8 of our reports dated February 14, 1998 (March 5, 1998 as to Note 19) included in this Annual Report on Form 10-K of General Instrument Corporation for the year ended December 31, 1997.

DELOITTE & TOUCHE LLP

Chicago, Illinois
March 30, 1998

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